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                                                                    EXHIBIT 99.1

 [X]  PLEASE MARK VOTES                 REVOCABLE PROXY
      AS IN THIS EXAMPLE             FIRST COMMERCE CORPORATION


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
                                                                                                       For      Against     Abstain
       SPECIAL MEETING OF SHAREHOLDERS
                 [DATE], 2003                                       1. A proposal to approve the       [ ]        [ ]          [ ]
                 [TIME] A.M.                                        Merger Agreement dated
                                                                    December 18, 2002, as
     The undersigned hereby appoints the official proxy             amended by amendment dated
committee of First Commerce Corporation (the "Company")             January 22, 2003, and the
comprised of all of the members of the Board of Directors           related plan of merger, by and
of the Company, each with full power of substitution, to act        between First Commerce
as attorneys and proxies for the undersigned, and to                Corporation and Bank of Granite
vote all shares of Common Stock of the Company which the            Corporation.
undersigned is entitled to vote only at the Special Meeting
of Shareholders, to be held on [DATE], 2003
at______________________, Charlotte, North Carolina, at             PLEASE MARK BOX IF YOU PLAN TO ATTEND THE                  [ ]
[TIME] a.m. and at any and all adjournments thereof, as             SPECIAL MEETING:
follows:


                                                                       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED
                                                                    MERGER OF THE COMPANY AND BANK OF GRANITE CORPORATION.


Please be sure to sign and date        Date                           IF A PROXY IS RETURNED AND NO INSTRUCTIONS ARE GIVEN, THE
this proxy in the box below.                                        PROXY WILL BE VOTED FOR THE APPROVAL OF THE MERGER AGREEMENT, AS
                                       ---------------              AMENDED, AND THE RELATED PLAN OF MERGER. If instructions are given with respect to the proposal, such instructions as are given will be followed. If any other business that falls within the purposes set forth in the Notice of Special Meeting is presented at the Special Meeting, this proxy shall be voted in accordance with the proxy committee's best judgment.
-- Shareholder sign above -- Co-Holder (if any) sign above --
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 - DETACH ABOVE CARD, SIGN, DATE, AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. -

                             FIRST COMMERCE CORPORATION

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               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The above signed acknowledges receipt from the Company, prior to his or her execution of this proxy, of a Notice of Special Meeting and a Proxy Statement/Prospectus dated [DATE], 2003. Please sign exactly as your name appears herein. When signing as attorney, officer, executor, administrator, trustee, guardian, or other authorized representative or fiduciary, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.


                               PLEASE ACT PROMPTLY


                    SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
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